Exhibit 99.2

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.3219%


        Excess Protection Level
          3 Month Average   5.71%
            March, 2000   5.75%
            February, 2000   6.05%
            January, 2000   5.32%


        Cash Yield                                  19.39%


        Investor Charge Offs                         4.70%


        Base Rate                                    8.95%


        Over 30 Day Delinquency                      4.65%


        Seller's Interest                            8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $49,480,326,758.32


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,321,526,239.83